Exhibit 10.16

EXECUTION VERSION

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

MASTER ELECTRIC ENERGY SALES AGREEMENT

This Master Electric Energy Sales Agreement, together with the Transaction Confirmation(s) (“TC”), and all attachments, annexes, and exhibits hereto and thereto (which are incorporated herein, as if set forth verbatim) (collectively the “Agreement”) are entered into between MI Texas REP 1, LLC (MI Texas REP), Temple Green Data, LLC (“Customer”) and Rhodium Renewables LLC (“Agent”) effective as of July 21, 2022 (“Effective Date”). MI Texas REP, Agent, and Customer may be referred to herein individually as a “Party” or collectively as the “Parties.” To the extent the terms of this Master Electric Energy Sales Agreement (or “MEESA”) are expressly modified by a Transaction Confirmation, the Transaction Confirmation shall control.

1. Sale of Electric Energy. During the Term, as defined below, Customer shall purchase all of its electrical energy (“Energy” or “electric energy”) from MI Texas REP for each Customer Premises Location at the Contract Price as provided in the TC(s), and MI Texas REP shall serve as the Retail Electric Provider (“REP”) for each Customer Premises Location. Except as otherwise set forth in a TC, MI Texas REP shall cause the Energy purchased by Customer pursuant to the Agreement to be delivered to the Transmission and Distribution Service Provider (“TDSP”) named in the TC. The Customer understands that MI Texas REP has no right to control the TDSP and that the TDSP controls and maintains the hardware and equipment necessary for electricity to travel from one location to another.

2. Customer Action. For each Customer Premises Location where Customer has an existing REP, Customer shall take commercially reasonable actions necessary to transfer its Energy service from its current REP to MI Texas REP and will comply with commercially reasonable requests from MI Texas REP to effectuate this transfer.

3. Switching. Except as otherwise set forth on a TC and referred to as a Special Start Date, MI Texas REP cannot guarantee the Customer Premises Locations will be switched to MI Texas REP as the REP on a specific date or at a specific time. MI Texas REP will use commercially reasonable efforts to switch the Customer Premises Locations on the meter read date after the Start Date as those dates are reflected on the TC, but MI Texas REP is not liable to Customer or any third party for any delay in switching that may occur. For clarity, at Customer Premises Locations where no current REP is providing service, MI Texas REP will act diligently to ensure electric service will commence on the Start Date. Notwithstanding the above, MI Texas is not responsible for any delays caused by third parties.

4. Term. This Agreement shall commence on the Effective Date and shall automatically continue until terminated by MI Texas REP upon termination of a TC entered hereunder or Agent upon [***] to MI Texas REP, or as otherwise provided herein. Notwithstanding the foregoing, this Agreement will continue in full force and effect until all TCs entered hereunder are completed or terminated, and any and all amounts due under the Agreement and under all TCs are paid in full. The TC will set forth the Delivery Period for each Customer Premises Location. If Customer has not switched each of the Customer Premises Locations to a new REP at the end of the Delivery Period or has not entered into a renewal or new Transaction Confirmation with MI Texas REP on or before the end of the Delivery Period, MI Texas REP will continue to provide Customer’s Energy for each Customer Premises Location which has not been switched to a new REP, [***] (each the “Additional Term”) at the Contract Price as set forth on a TC (the “Hold-over Rate”). The Initial Term and any Additional Term are collectively referred to herein as “Term”. The Hold-Over Rate applicable to a transaction, at any given time, can be found on the Customer TC. [***]

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5. Billing. To the extent not modified by express provisions of a TC, which in each case will control, the following provisions of this Section 5 shall govern billing, payment, invoice adjustments and disputes.

a. Invoices. MI Texas REP shall provide to Customer and its Agent, at least one reasonably detailed invoice per month for each Customer Premises Location (the “Invoice”) for actual or estimated Energy usage provided in the month prior and related taxes, services, and costs. Each Invoice shall contain the amount of usage of Energy in kWh for each Customer Premises Location. While MI Texas REP will endeavor to provide Customer Invoices in the most efficient way possible, the invoices will be sent out after receiving necessary information from the TDSP and ERCOT related to each Customer Premises Location, which may, or may not, be completed on or around the same date each month. Therefore, Customer and Agent may receive multiple invoices from MI Texas REP each month. Customer and Agent can elect to receive its Invoices via mail or electronic mail, as requested in the applicable TC. If no method is provided for in the TC, the Invoices will be delivered via email to the email address as provided in on the signature page of this Agreement.

b. Payment. Customer must pay all undisputed amounts on each Invoice no later than [***] by MI Texas REP (the “Due Date”). If Customer fails to pay any Invoice, in its entirety, by the Due Date, MI Texas REP will charge Customer a late payment [***]. The past due balance as well as the late payment fee will accrue interest at the rate [***] or the maximum amount allowed by applicable law, whichever is less, until full payment is made.

c. Invoice Disputes. If the Customer maintains in good faith that any portion of an Invoice is inaccurate it may dispute that portion of the [***] by notifying MI Texas REP in writing as soon as practicable that it is disputing the Invoice, in sufficient detail such that MI Texas REP can understand (i) which portion of the Invoice is being disputed; (ii) which Invoice is being disputed; and (iii) the amount the Customer alleges is properly due under the Invoice or the information Customer reasonably believes it needs access to in order to determine the amount it alleges is properly due under the Invoice (“Dispute Notice”). MI Texas REP will investigate and respond to all Customer Invoice disputes [***] it receives the Dispute Notice. If the Customer does not dispute an invoice in writing within one (1) year of MI Texas REP sending the Invoice to the Customer, the Customer shall have no right to dispute the Invoice and the Customer waives any such right it may have under applicable law to dispute such Invoice.

d. Invoice Adjustments. MI Texas REP shall endeavor to provide Invoices that reflect Actual Energy Consumption, however, MI Texas REP’s ability to provide Invoices to Customer that contain Actual Energy Consumption is dependent on receiving accurate information from third parties, such as the Customers’ TDSP and the Electric Reliability Council of Texas (“ERCOT”). Should MI Texas REP be unable to obtain the information necessary to determine the Customer’s Actual Energy Consumption of any Customer Premises Location, [***]. When MI Texas REP receives Customer’s Actual Energy Consumption data, the Estimated Energy Consumption provided on the estimated Invoice will be reconciled or “trued up” on a future Invoice. Notwithstanding anything in the foregoing to the contrary, in no event shall invoices be adjusted [***] from the date of original issuance.

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6. Security and Credit. Customer shall pay [***], as each such is defined in and pursuant to the terms of the applicable TC.

7. Representations and Warranties. Each Party represents and warrants to the other Party that the following statements are true and correct now and deemed repeated by each Party on each date on which a TC is executed hereunder:

a. it has the right and authority to enter into the transaction on behalf of the Customer Premises Locations provided in each TC;

b. it is a sophisticated entity that has knowledge and experience in related business matters which enables it to understand and enter into this Agreement after having evaluated all risks;

c. it is not a residential or small commercial customer under the Texas Public Utility Commission Rules;

d. Customer warrants and represents that any financial statements at any time given to MI Texas REP by or on behalf of Customer are, or will be, as of their respective dates, true and correct in all material respects and do not (or will not) omit any material liability, direct or contingent;

e. MI Texas REP warrants and represents that it is properly licensed, and is in compliance with all applicable license requirements, as necessary to perform its obligations under the Agreement;

f. it has consulted with an attorney and any other additional business advisors of its choosing and has not relied on any legal or business advice from the other Party in entering the Agreement; and

g. additionally, the Customer agrees that the information provided by Customer as well as historical usage provides the basis for the determination of the Customer’s Energy needs and the Contract Price and all other terms and conditions of this Agreement are established in reliance on the accuracy of information provided to MI Texas REP concerning Customer. Customer represents and warrants that the information provided by it to MI Texas REP is true and correct as of the Effective Date, and unless corrected by Customer, continues to be true and correct. Any incremental costs incurred by MI Texas REP as a result of inaccuracies in any such information provided to MI Texas REP may be passed through to Customer and Customer agrees to pay same to MI Texas REP.

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8. Events of Default and Remedies. Events of Default and Remedies for each Transaction are set forth in the applicable TC entered hereunder.

9. Limitation of Liability and Waivers.

a. Limitation of Liability. Neither Party will be liable to the other Party for any indirect, special, consequential, or punitive damages arising out of the Agreement. If an express remedy has been provided in the Agreement, the Parties are limited to recovering under that remedy.

b. Waiver of Jury Trial. To the extent permitted by applicable law, the Parties waive their right to a trial by Jury in any lawsuit or similar proceeding that may occur as the result of this Agreement.

c. DISCLAIMER OF WARRANTIES. MI TEXAS REP MAKES NO EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES EXCEPT THOSE EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, AND EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO THE STANDARDS OF A SAMPLE OR MODEL. MI TEXAS REP SHALL BE UNDER NO OBLIGATION TO ACQUIRE ENERGY FOR SALE TO CUSTOMER FROM ANY PARTICULAR SOURCE, ENTITY, LOCATION OR GENERATING TECHNOLOGY, UNLESS SPECIFIED IN A TC. MI TEXAS MAKES NO REPRESENTATION OR WARRANTY TO CUSTOMER REGARDING THE ACQUISITION OF RENEWABLE OR GREEN ENERGY, UNLESS SPECIFIED IN AT TC.

d. WAIVER OF DTPA. CUSTOMER AGREES THAT IT HAS CONSULTED WITH AN ATTORNEY OF ITS CHOOSING AND THAT IT VOLUNTARILY WAIVES ITS RIGHTS, IF ANY, UNDER THE TEXAS DECEPTIVE TRADE AND PRACTICES ACT (CONSUMER PROTECTION ACT, SECTION 17.41, ET SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE), WHICH PROVIDES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS.

10. Force Majeure. Force Majeure is addressed in the applicable TC.

11. Attorneys’ Fees. In any action brought under this Agreement the prevailing Party shall be entitled to recover its actual costs and attorneys’ fees and all other litigation costs, including reasonable expert witness fees.

12. Indemnity. Each Party (the “Indemnifying Party”) agrees it shall defend, indemnify and hold harmless the other Party and its employees, members, managers, officers, directors and agents (the “Indemnitees”) against any and all claims, suits, actions, proceedings or demands (“Claims”), judgements, losses, payments, costs charges, expenses, fees, damages, settlements, fines, penalties and liabilities of the Indemnitees arising from or relating to (i) the negligent acts or omissions or willful misconduct of the Indemnifying Party or its employees or agents and (ii) breach of this Agreement by Indemnifying Party.

13. Amendments to Agreement. This Agreement may only be amended if the amendment is made in writing and signed by both Parties.

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14. Miscellaneous.

a. Notice. The Parties shall send notices required or permitted by the Agreement via electronic mail to the email addresses provided by Each Party on the signature page hereof.

b. Priority. If any terms in this Agreement conflicts with any term in any TC entered into between Customer and MI Texas REP, the terms of the TC shall prevail as they relate to the Customer Premises Locations identified in that TC.

c. Choice of Law and Venue. The Parties’ rights and responsibilities under the Agreement shall be governed and construed by the laws of the State of Texas without any reference to principles of conflict of law. Further, the Parties agree that performance of this Agreement is to occur in Harris County, Texas, and that Venue for any dispute between the Parties shall be in the District or Federal Courts located in Harris County, Texas.

d. Change in Law or Regulatory Event. If there is any Change in Law affecting the Agreement or the service provided hereunder, MI Texas REP may pass through any additional costs or risk incurred by it directly to Customer and Customer must pay all such amounts. A “Change in Law” shall mean a material change or alteration in any law, regulation, protocol, procedure, or rule that affects the Agreement, MI Texas REP, or the provision of services hereunder but only to the extent such change or alteration would affect all similarly-situated REPs providing similar services. The Contract Price and all other terms and conditions of this Agreement are established in reliance on the existing laws, rates, charges, ISO processes, market structure and protocols that are in effect on the Effective Date. If there is any material change or alteration in regulation, policies, procedures, rule, design or structure or there is a change or alteration in the way a third-party applies any regulation, policy, procedure, or rule (collectively a “Regulatory Change”) that directly or indirectly causes MI Texas REP to incur additional out-of-pocket costs (including, but not limited to, increased taxes, operating costs, fees, services charges, or securitization payments (“Regulatory Costs”)) relating to MI Texas REP’s provision of services and sale of electricity under this Agreement, MI Texas REP shall be permitted to pass through those additional out-of-pocket Regulatory Costs to the Customer hereunder and Customer agrees to pay such Regulatory Costs.

e. Assignment. Agent may assign this Agreement with the prior written consent of MI Texas REP, which will not be unreasonably withheld, conditioned, or delayed provided that (i) Agent is not in default under the Agreement; (ii) the assignee agrees in a writing satisfactory to MI Texas REP to assume all rights and responsibilities under the Agreement; and (iii) the assignee must be able to prove to MI Texas REP’s reasonable satisfaction that it is able to comply with the Agreement as well as any credit requirements that may be reasonably imposed by MI Texas REP. MI Texas REP may assign the Agreement without consent to Customer [***] or if the assignment is to an equally capable and creditworthy affiliate, subsidiary, or parent of MI Texas REP. If MI Texas REP wishes to assign this Agreement for any other reason, MI Texas REP will provide [***] written notice of such assignment to Customer.

f. Confidentiality and Publicity. The Parties agree that the terms contained in the Agreement are confidential and cannot be disclosed to any third party with the exception of (i) either Party’s attorneys, affiliates, representatives, consultants, or prospective purchasers who have agreed to keep this Agreement confidential, (ii) compliance with applicable law, rule or requirement, or (iii) any request by any governmental agency or regulatory authority. Further each Party agrees that no public announcement, press release or other statement shall be made related to this Agreement unless it is either (i) issued jointly or (ii) if, prior to the statement, public announcement, or press release being made, the Party seeking to make it provides a copy of the proposed statement, public announcement or press release to the other Party and receives such Party’s written approval of the press release, public announcement or statement.

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g. Electricity is a Good. The Parties agree that electricity is considered a “good” under Texas Law and for the purposes of this Agreement.

h. Forward Contract. The Parties agree that this Agreement and the transactions contemplated by the Agreement is considered a “forward contract” as that term is defined by U.S. Bankruptcy Law.

i. Headings. Headings used in this Agreement are for convenience and for reference only and shall in no way affect the meaning or the interpretation of the terms and conditions set forth herein.

j. Taxes. Customer agrees to pay taxes and fees invoiced to it by MI Texas REP. MI Texas REP will recognize a lawful sales tax exemption after one is provided by Customer or Agent to MI Texas REP, which tax exemption will be provided on a prospective basis.

k. Entire Agreement. The Parties agree that the Agreement constitutes the entire agreement between the Parties concerning the subject matter of the Agreement, and that neither Party is relying on any oral representations or written representations of the other Party which are not contained in the Agreement. The Agreement supersedes any prior agreements whether written or oral. Further this Agreement shall be considered as having been prepared jointly and shall not be construed against either Party as a result of the negotiation, drafting, preparation, or execution of the Agreement.

l. Survival. Notwithstanding anything to the contrary contained in this Agreement the Indemnity, Limitations of Liability, and all Waiver sections contained herein as well as any payment requirements of Customer survive the Agreement.

m. Counterparts and Electronic Signature. This Agreement may be executed in several counterparts, each of which will be deemed an original, and all of which taken together will constitute one single agreement between the Parties with the same effect as if all the signatures were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes

[Signature Pages Follow]

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MI TEXAS REP 1, LLC	TEMPLE GREEN DATA, LLC

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Email address for Notice:	Email address for Notice:

[***]	[***]
with a copy to legal: [***]

RHODIUM RENEWABLES LLC

By:

Printed Name:

Title:

Email address for Notice:

[***]
with a copy to legal: [***]

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